Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as principal executive officer and principal financial officer of CombinatoRx, Incorporated (the “Company”), do hereby certify that to their knowledge:

1)     the Company’s Form 10-K for the fiscal year ended December 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)     the information contained in the Company’s Form 10-K for the fiscal year ended December 31, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ALEXIS BORISY
Alexis Borisy
President and Chief Executive Officer
(principal executive officer)

/s/ROBERT FORRESTER
Robert Forrester
Executive Vice President and Chief Financial Officer
(principal financial officer)

Dated: March 15, 2007